UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08611

Legg Mason Charles Street Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Legg Mason

Batterymarch

U.S. Small

Capitalization

Equity Portfolio

This booklet includes a prospectus supplement, immediately following the Annual Report and the Legg Mason Funds Privacy and Security Notice, with important information about the reorganization of the Fund into a series of a Maryland statutory trust.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Fund objective

The Fund seeks long-term capital appreciation.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

January 27, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a

IV	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Investment commentary (cont’d)

subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with relatively small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s adviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a string of global macro shocks during the first quarter of 2011 including the Sendai earthquake and tsunami, increasing unrest in the Middle East and continuing concerns about European sovereign debt issues, U.S. stocks ended the quarter on a high note as investors became increasingly optimistic about a sustained U.S. economic recovery.

This positive note continued until May when worries over the health of the global economy were reinvigorated and macro issues became more pervasive. Recurring concerns over peripheral European sovereign debt and global inflation, coupled with a slowdown in economic growth, an unanticipated rise in U.S. unemployment and a confirmed double dip in U.S. housing, led to investors shedding risky assets in favor of safer havens.

Political brinksmanship over the U.S. debt ceiling in late July and Standard & Poor’s downgrade of the U.S. credit rating in early August combined with increasing fears of a Greek default to rattle global markets. European Union (“EU”) policy makers consistently failed to come up with a credible solution for the European debt crisis, driving concerns over the potential for the EU itself to unravel and for contagion to spread to other markets.

Headline risk continued to drive market returns for the remainder of the year. U.S. equities rose in double digits in October as investors began to shrug off the idea of a U.S. recession. November was particularly volatile, beginning with the failure of the congressional Super Committee to enact specific steps to reduce the deficit and ending with a globally coordinated central bank action to lower the cost of dollar funding. None-the-less, the U.S. economy continued to show modest signs of improvement. A decline in the jobless rate and stronger manufacturing data released in December helped boost sentiment during the fourth quarter, providing further stabilization to the U.S. economy, and a last minute extension to the payroll-tax cut in late December helped fuel an abbreviated year-end rally for U.S. stocks.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while

2	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Fund overview (cont’d)

enhancing our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views.

In response to our analysis of macro and risk exposures, we made several adjustments to our stock selection model in October to balance results from a risk, value and dimensional standpoint. We strongly believe in the value of a broadly diversified, rules-based, risk-managed process regardless of the market environment.

Performance review

For the twelve months ended December 31, 2011, Class FI shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio returned -2.46%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned -4.18% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned -3.41% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:
Class A	-10.80%	-2.40%
Class C	-11.17%	-3.16%
Class FI	-10.87%	-2.46%
Class I	-10.74%	-2.11%
Russell 2000 Index	-9.77%	-4.18%
Lipper Small-Cap Core Funds Category Average[1]	-9.41%	-3.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class C, Class FI and Class I shares were 1.38%, 2.19%, 1.51% and 0.96%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares and 1.00% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 703 funds for the six-month period and among the 692 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	3

or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Stock selection was the primary contributor to relative performance for the period, especially in the Health Care and Energy sectors. Three Health Care names were the primary contributors to relative performance at the stock level: Healthspring Inc., whose shares leapt in October on news of an acquisition by Cigna, Cubist Pharmaceuticals Inc., and Questcor Pharmaceuticals, which had expanding profit margins, were all overweight positions and had returns of 106%, 85% and 182%, respectively.

The impact of sector allocation decisions was essentially neutral, with a positive impact of an underweight to the Industrials sector and an underweight to Energy offset by the negative impact of an overweight to Materials.

Q. What were the leading detractors from performance?

A. Stock selection in the Information Technology sector was the primary detractor from relative return for the period, led by overweights to Powerwave Technologies Inc. and Smith Micro Software Inc. which had disappointing earnings. A Health Care name, Invacare Corp., was the primary detractor at the stock level. It is a manufacturer and distributor of medical equipment and supplies used in the home, and also had a double-digit negative return for the year.

Thank you for your investment in Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 17, 2012

RISKS: Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Cubist Pharmaceuticals Inc. (1.4%), Innophos Holdings Inc. (1.2%), Cash America International Inc. (1.1%), Nu Skin Enterprises Inc., Class A Shares (1.1%), CNO Financial Group Inc. (1.0%), Questcor Pharmaceuticals Inc. (1.0%), Healthspring Inc. (0.9%), CVR Energy Inc. (0.9%), Stone Energy Corp. (0.8%) and NorthWestern Corp. (0.8%). Please refer to pages 10 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Financials

4	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Fund overview (cont’d)

(20.4%), Information Technology (16.1%), Industrials (16.0%), Consumer Discretionary (13.0%) and Health Care (12.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-10.80%	$1,000.00	$892.00	1.15%	$5.48	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	-11.17	1,000.00	888.30	2.05	9.76	Class C	5.00	1,000.00	1,014.87	2.05	10.41
Class FI	-10.87	1,000.00	891.30	1.30	6.20	Class FI	5.00	1,000.00	1,018.65	1.30	6.61
Class I	-10.74	1,000.00	892.60	0.93	4.44	Class I	5.00	1,000.00	1,020.52	0.93	4.74

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I
Twelve Months Ended 12/31/11	-2.40%	-3.16%	-2.46%	-2.11%
Five Years Ended 12/31/11	N/A	N/A	-0.36	-0.02
Ten Years Ended 12/31/11	N/A	N/A	N/A	4.95
Inception* through 12/31/11	20.53	19.63	6.37	3.73

With sales charges[2]	Class A	Class C	Class FI	Class I
Twelve Months Ended 12/31/11	-7.98%	-4.13%	-2.46%	-2.11%
Five Years Ended 12/31/11	N/A	N/A	-0.36	-0.02
Ten Years Ended 12/31/11	N/A	N/A	N/A	4.95
Inception* through 12/31/11	18.08	19.63	6.37	3.73

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/5/09 through 12/31/11)	71.98%
Class C (Inception date of 2/5/09 through 12/31/11)	68.28
Class FI (Inception date of 1/9/03 through 12/31/11)	74.13
Class I (12/31/01 through 12/31/11)	62.15

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI and I shares are February 5, 2009, February 5, 2009, January 9, 2003 and March 13, 2000, respectively.

8	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — February 5, 2009 - December 2011

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — January 9, 2003 - December 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	9

Value of $1,000,000 invested in

Class I Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI and I shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio on February 5, 2009 (commencement of operations), February 5, 2009 (commencement of operations), January 9, 2003 (commencement of operations) and December 31, 2001, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Schedule of investments

December 31, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Common Stocks — 99.2%
Consumer Discretionary — 13.0%
Auto Components — 1.7%
American Axle & Manufacturing Holdings Inc.	50,900	$503,401	*
Dana Holding Corp.	94,800	1,151,820	*
Motorcar Parts of America Inc.	1,900	14,250	*
Shiloh Industries Inc.	8,890	74,498	*
Standard Motor Products Inc.	67,281	1,348,984
Tenneco Inc.	31,600	941,048	*
Total Auto Components		4,034,001
Distributors — 0.3%
Core-Mark Holding Co. Inc.	16,920	670,032
Diversified Consumer Services — 0.9%
Capella Education Co.	6,400	230,720	*
Coinstar Inc.	23,700	1,081,668	*
Lincoln Educational Services Corp.	41,900	331,010
Sotheby’s Holdings Inc.	23,700	676,161
Total Diversified Consumer Services		2,319,559
Hotels, Restaurants & Leisure — 2.5%
Ameristar Casinos Inc.	61,635	1,065,669
CEC Entertainment Inc.	34,647	1,193,589
Churchill Downs Inc.	3,200	166,816
Cracker Barrel Old Country Store Inc.	27,900	1,406,439
Krispy Kreme Doughnuts Inc.	51,060	333,933	*
Papa John’s International Inc.	8,922	336,181	*
Red Robin Gourmet Burgers Inc.	9,859	273,094	*
Ruby Tuesday Inc.	91,900	634,110	*
Town Sports International Holdings Inc.	39,100	287,385	*
Vail Resorts Inc.	9,200	389,712
Total Hotels, Restaurants & Leisure		6,086,928
Household Durables — 0.1%
Helen of Troy Ltd.	11,200	343,840	*
Internet & Catalog Retail — 0.2%
Nutri/System Inc.	34,700	448,671
Leisure Equipment & Products — 1.0%
Brunswick Corp.	15,100	272,706
Leapfrog Enterprises Inc.	124,022	693,283	*
Polaris Industries Inc.	24,900	1,393,902
Total Leisure Equipment & Products		2,359,891

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	11

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Media — 0.8%
Ballantyne Strong Inc.	50,400	$206,136	*
Dex One Corp.	45,828	76,074	*
Digital Generation Inc.	54,600	650,832	*
Journal Communications Inc.	41,979	184,708	*
Scholastic Corp.	26,560	796,003
Total Media		1,913,753
Multiline Retail — 0.6%
Bon-Ton Stores Inc.	22,400	75,488
Dillard’s Inc., Class A Shares	16,000	718,080
Saks Inc.	78,200	762,450	*
Total Multiline Retail		1,556,018
Specialty Retail — 3.8%
Aaron’s Inc.	15,465	412,607
Ann Inc.	52,900	1,310,862	*
Ascena Retail Group Inc.	39,600	1,176,912	*
Big 5 Sporting Goods Corp.	7,430	77,569
Children’s Place Retail Stores Inc.	6,950	369,184	*
Cost Plus Inc.	49,200	479,700	*
Express Inc.	57,600	1,148,544	*
Finish Line Inc., Class A Shares	59,400	1,145,529
Group 1 Automotive Inc.	15,000	777,000
Hibbett Sports Inc.	4,251	192,060	*
OfficeMax Inc.	39,700	180,238	*
Pep Boys- Manny, Moe, & Jack	26,868	295,548
Rent-A-Center Inc.	41,291	1,527,767
Sonic Automotive Inc.	21,299	315,438
Total Specialty Retail		9,408,958
Textiles, Apparel & Luxury Goods — 1.1%
Crocs Inc.	27,800	410,606	*
Iconix Brand Group Inc.	61,300	998,577	*
Warnaco Group Inc.	24,100	1,205,964	*
Total Textiles, Apparel & Luxury Goods		2,615,147
Total Consumer Discretionary		31,756,798
Consumer Staples — 3.9%
Beverages — 0.3%
Boston Beer Co. Inc., Class A Shares	5,900	640,504	*
Coca-Cola Bottling Company Consolidated	900	52,695
Total Beverages		693,199

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Food & Staples Retailing — 1.0%
Casey’s General Stores Inc.	18,500	$952,935
Nash Finch Co.	11,400	333,792
Pantry Inc.	28,050	335,759	*
Spartan Stores Inc.	39,974	739,519
Total Food & Staples Retailing		2,362,005
Food Products — 1.5%
B&G Foods Inc.	73,400	1,766,738
Dole Food Co. Inc.	30,710	265,641	*
Fresh Del Monte Produce Inc.	42,700	1,067,927
Smart Balance Inc.	108,000	578,880	*
Total Food Products		3,679,186
Personal Products — 1.1%
Nu Skin Enterprises Inc., Class A Shares	53,165	2,582,224
USANA Health Sciences Inc.	8,800	267,256	*
Total Personal Products		2,849,480
Total Consumer Staples		9,583,870
Energy — 6.6%
Energy Equipment & Services — 3.0%
Cal Dive International Inc.	79,000	177,750	*
Complete Production Services Inc.	18,300	614,148	*
Dawson Geophysical Co.	2,193	86,689	*
Global Geophysical Services Inc.	16,200	108,864	*
GulfMark Offshore Inc., Class A Shares	27,258	1,145,109	*
Helix Energy Solutions Group Inc.	34,500	545,100	*
Key Energy Services Inc.	82,900	1,282,463	*
Matrix Service Co.	28,600	269,984	*
Newpark Resources Inc.	33,890	321,955	*
Parker Drilling Co.	28,360	203,341	*
RPC Inc.	33,655	614,204
Tesco Corp.	29,060	367,318	*
Tetra Technology Inc.	74,525	1,608,995	*
Total Energy Equipment & Services		7,345,920
Oil, Gas & Consumable Fuels — 3.6%
Cloud Peak Energy Inc.	30,300	585,396	*
CVR Energy Inc.	114,949	2,152,995	*
Golar LNG Ltd.	4,200	186,690
Patriot Coal Corp.	25,600	216,832	*
Rosetta Resources Inc.	27,360	1,190,160	*

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	13

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Stone Energy Corp.	75,600	$1,994,328	*
Targa Resources Corp.	2,154	87,646
VAALCO Energy Inc.	135,102	816,016	*
Western Refining Inc.	112,900	1,500,441	*
Total Oil, Gas & Consumable Fuels		8,730,504
Total Energy		16,076,424
Financials — 20.4%
Capital Markets — 0.3%
American Capital Ltd.	89,500	602,335	*
BGC Partners Inc., Class A Shares	11,900	70,686
Total Capital Markets		673,021
Commercial Banks — 5.0%
BancorpSouth Inc.	44,800	493,696
Bank of Marin Bancorp	1,400	52,626
Bank of the Ozarks Inc.	51,020	1,511,723
Cathay General Bancorp	43,100	643,483
City Holding Co.	14,864	503,741
Community Bank System Inc.	46,780	1,300,484
Community Trust Bancorp Inc.	9,383	276,048
CVB Financial Corp.	25,770	258,473
First Financial Bancorp	17,600	292,864
FNB Corp.	24,500	277,095
Investors Bancorp Inc.	17,500	235,900	*
Lakeland Financial Corp.	12,870	332,947
NBT Bancorp Inc.	37,080	820,580
Southside Bancshares Inc.	4,050	87,723
SVB Financial Group	1,000	47,690	*
Texas Capital Bancshares Inc.	61,200	1,873,332	*
UMB Financial Corp.	38,810	1,445,672
Webster Financial Corp.	32,400	660,636
Wesbanco Inc.	30,000	584,100
Western Alliance Bancorp	76,150	474,415	*
Total Commercial Banks		12,173,228
Consumer Finance — 2.1%
Cash America International Inc.	60,243	2,809,131
DFC Global Corp.	29,435	531,596	*
EZCORP Inc., Class A Shares	64,900	1,711,413	*

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Consumer Finance —continued
World Acceptance Corp.	1,851	$136,049	*
Total Consumer Finance		5,188,189
Diversified Financial Services — 0.1%
Portfolio Recovery Associates Inc.	2,500	168,800	*
Insurance — 4.2%
American Equity Investment Life Holding Co.	166,980	1,736,592
AmTrust Financial Services Inc.	53,000	1,258,750
CNO Financial Group Inc.	393,325	2,481,881	*
Delphi Financial Group, Class A Shares	37,108	1,643,884
Enstar Group Ltd.	1,700	166,940	*
Flagstone Reinsurance Holdings SA	64,466	534,423
Montpelier Re Holdings Ltd.	44,940	797,685
National Financial Partners Corp.	78,600	1,062,672	*
National Interstate Corp.	5,950	146,787
Tower Group Inc.	25,100	506,267
Total Insurance		10,335,881
Real Estate Investment Trusts (REITs) — 8.2%
Agree Realty Corp.	10,620	258,916
American Capital Agency Corp.	25,370	712,390
Anworth Mortgage Asset Corp.	172,050	1,080,474
Ashford Hospitality Trust	91,920	735,360
Capstead Mortgage Corp.	80,100	996,444
CBL & Associates Properties Inc.	101,700	1,596,690
Cousins Properties Inc.	128,393	822,999
CubeSmart	77,240	821,834
DCT Industrial Trust Inc.	257,924	1,320,571
EastGroup Properties Inc.	11,400	495,672
Extra Space Storage Inc.	63,700	1,543,451
FelCor Lodging Trust Inc.	33,325	101,641	*
Getty Realty Corp.	37,000	516,150
Gladstone Commercial Corp.	9,500	166,725
Hatteras Financial Corp.	49,590	1,307,688
Highwoods Properties Inc.	9,590	284,535
Home Properties Inc.	26,600	1,531,362
Invesco Mortgage Capital Inc.	83,600	1,174,580
LTC Properties Inc.	33,650	1,038,439
MFA Mortgage Investments Inc.	148,700	999,264
National Retail Properties Inc.	34,800	918,024

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	15

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Newcastle Investment Corp.	136,000	$632,400
NorthStar Realty Finance Corp.	179,620	856,787
PS Business Parks Inc.	4,000	221,720
Total Real Estate Investment Trusts (REITs)		20,134,116
Thrifts & Mortgage Finance — 0.5%
Astoria Financial Corp.	109,600	930,504
First Defiance Financial Corp.	6,787	99,022
Provident New York Bancorp	47,980	318,587
Total Thrifts & Mortgage Finance		1,348,113
Total Financials		50,021,348
Health Care — 12.8%
Biotechnology — 2.4%
Cubist Pharmaceuticals Inc.	85,801	3,399,436	*
Enzon Pharmaceuticals Inc.	18,700	125,290	*
Neurocrine Biosciences Inc.	53,400	453,900	*
Onyx Pharmaceuticals Inc.	12,900	566,955	*
PDL BioPharma Inc.	167,450	1,038,190
SciClone Pharmaceuticals Inc.	101,680	436,207	*
Total Biotechnology		6,019,978
Health Care Equipment & Supplies — 2.4%
Invacare Corp.	101,436	1,550,957
Kensey Nash Corp.	34,040	653,228	*
Natus Medical Inc.	4,200	39,606	*
Sirona Dental Systems Inc.	30,050	1,323,402	*
STERIS Corp.	65,259	1,946,023
Wright Medical Group Inc.	19,100	315,150	*
Total Health Care Equipment & Supplies		5,828,366
Health Care Providers & Services — 3.4%
Almost Family Inc.	3,900	64,662	*
Amedisys Inc.	26,771	292,072	*
BioScrip Inc.	25,000	136,500	*
Centene Corp.	15,600	617,604	*
Chemed Corp.	7,280	372,809
Five Star Quality Care Inc.	42,481	127,443	*
Healthspring Inc.	40,850	2,227,959	*
Magellan Health Services Inc.	22,710	1,123,464	*
Molina Healthcare Inc.	44,370	990,782	*
PharMerica Corp.	56,500	857,670	*

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Health Care Providers & Services — continued
Radnet Inc.	19,500	$41,535	*
Universal American Corp.	38,840	493,656
WellCare Health Plans Inc.	18,000	945,000	*
Total Health Care Providers & Services		8,291,156
Health Care Technology — 0.1%
Merge Healthcare Inc.	38,072	184,649	*
Life Sciences Tools & Services — 0.7%
Affymetrix Inc.	61,528	251,650	*
Bio-Rad Laboratories Inc., Class A Shares	15,212	1,460,960	*
Total Life Sciences Tools & Services		1,712,610
Pharmaceuticals — 3.8%
Ista Pharmaceuticals Inc.	42,472	299,428	*
Medicines Co.	75,533	1,407,935	*
Medicis Pharmaceutical Corp., Class A Shares	41,440	1,377,880
Par Pharmaceutical Cos. Inc.	50,271	1,645,370	*
Questcor Pharmaceuticals Inc.	57,900	2,407,482	*
Santarus Inc.	110,904	367,092	*
ViroPharma Inc.	66,050	1,809,109	*
Total Pharmaceuticals		9,314,296
Total Health Care		31,351,055
Industrials — 16.0%
Aerospace & Defense — 1.9%
Ceradyne Inc.	29,900	800,722	*
Cubic Corp.	19,200	836,928
Esterline Technologies Corp.	7,300	408,581	*
GenCorp Inc.	213,045	1,133,399	*
HEICO Corp.	9,200	538,016
Teledyne Technologies Inc.	17,600	965,360	*
Total Aerospace & Defense		4,683,006
Air Freight & Logistics — 0.2%
Pacer International Inc.	63,090	337,532	*
Park-Ohio Holdings Corp.	12,700	226,568	*
Total Air Freight & Logistics		564,100
Airlines — 1.0%
Alaska Air Group Inc.	7,696	577,893	*
Hawaiian Holdings Inc.	37,407	216,960	*
JetBlue Airways Corp.	167,410	870,532	*

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	17

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Airlines — continued
US Airways Group Inc.	142,400	$721,968	*
Total Airlines		2,387,353
Building Products — 0.1%
AO Smith Corp.	6,400	256,768
Commercial Services & Supplies — 3.0%
Brink’s Co.	36,800	989,184
Consolidated Graphics Inc.	17,700	854,556	*
Knoll Inc.	74,250	1,102,612
Multi-Color Corp.	9,037	232,522
Steelcase Inc., Class A Shares	161,700	1,206,282
Sykes Enterprises Inc.	36,000	563,760	*
TeleTech Holdings Inc.	36,800	596,160	*
Unifirst Corp.	26,240	1,488,858
Viad Corp.	22,100	386,308
Total Commercial Services & Supplies		7,420,242
Construction & Engineering — 2.0%
Dycom Industries Inc.	26,600	556,472	*
EMCOR Group Inc.	30,800	825,748
Great Lakes Dredge and Dock Co.	201,880	1,122,453
MasTec Inc.	36,565	635,134	*
Michael Baker Corp.	21,250	416,713	*
MYR Group Inc.	49,900	955,086	*
Pike Electric Corp.	34,500	248,055	*
Sterling Construction Co. Inc.	19,190	206,676	*
Total Construction & Engineering		4,966,337
Industrial Conglomerates — 0.5%
Standex International Corp.	6,734	230,101
Tredegar Corp.	49,689	1,104,089
Total Industrial Conglomerates		1,334,190
Machinery — 2.6%
Actuant Corp., Class A Shares	10,600	240,514
Cascade Corp.	6,300	297,171
Kadant Inc.	20,830	470,966	*
L.B. Foster Co., Class A	25,494	721,225
Miller Industries Inc.	25,100	394,823
NACCO Industries Inc., Class A Shares	10,920	974,283
Robbins & Myers Inc.	16,000	776,800
Sauer-Danfoss Inc.	20,400	738,684	*

See Notes to Financial Statements.

18	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Machinery — continued
TriMas Corp.	46,680	$837,906	*
Watts Water Technologies Inc., Class A Shares	17,727	606,441
Woodward Inc.	5,959	243,902
Total Machinery		6,302,715
Professional Services — 1.6%
CRA International Inc.	5,300	105,152	*
Huron Consulting Group Inc.	22,800	883,272	*
ICF International Inc.	11,400	282,492	*
Insperity Inc.	42,400	1,074,840
Kelly Services Inc.	22,800	311,904
Navigant Consulting Inc.	99,200	1,131,872	*
Total Professional Services		3,789,532
Road & Rail — 2.5%
Avis Budget Group Inc.	136,596	1,464,309	*
Dollar Thrifty Automotive Group	21,000	1,475,460	*
Genesee & Wyoming Inc., Class A Shares	11,402	690,733	*
Marten Transport Ltd.	30,790	553,912
Old Dominion Freight Line Inc.	19,200	778,176	*
Quality Distribution Inc.	35,316	397,305	*
Saia Inc.	13,250	165,360	*
Werner Enterprises Inc.	28,500	686,850
Total Road & Rail		6,212,105
Trading Companies & Distributors — 0.6%
Applied Industrial Technologies Inc.	38,600	1,357,562
Total Industrials		39,273,910
Information Technology — 16.1%
Communications Equipment — 1.7%
ADTRAN Inc.	28,500	859,560
Anaren Inc.	19,110	317,608	*
Emulex Corp.	45,900	314,874	*
Harmonic Inc.	100,100	504,504	*
InterDigital Inc.	9,333	406,639
Ixia	29,500	310,045	*
NETGEAR Inc.	28,693	963,224	*
Oplink Communications Inc.	21,013	346,084	*
Powerwave Technologies Inc.	101,054	210,193	*
Total Communications Equipment		4,232,731

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	19

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Computers & Peripherals — 0.4%
Cray Inc.	44,140	$285,586	*
Datalink Corp.	18,500	152,810	*
Electronics for Imaging Inc.	16,500	235,125	*
Intermec Inc.	59,400	407,484	*
Total Computers & Peripherals		1,081,005
Electronic Equipment, Instruments & Components — 2.9%
Aeroflex Holding Corp.	6,100	62,464	*
Anixter International Inc.	16,500	984,060	*
Brightpoint Inc.	97,632	1,050,520	*
Checkpoint Systems Inc.	23,235	254,191	*
Coherent Inc.	7,000	365,890	*
CTS Corp.	20,880	192,096
Daktronics Inc.	31,900	305,283
DDi Corp.	22,200	207,126
DTS Inc.	7,800	212,472	*
KEMET Corp.	105,683	745,065	*
MTS System Corp.	6,600	268,950
Newport Corp.	40,448	550,497	*
Pulse Electronics Corp.	65,310	182,868
Sanmina-SCI Corp.	53,200	495,292	*
SYNNEX Corp.	39,360	1,198,906	*
Vishay Precision Group Inc.	3,200	51,136	*
Total Electronic Equipment, Instruments & Components		7,126,816
Internet Software & Services — 1.4%
DealerTrack Holdings Inc.	6,500	177,190	*
Digital River Inc.	15,700	235,814	*
j2 Global Inc.	16,180	455,305
Keynote Systems Inc.	20,300	416,962
OpenTable Inc.	7,300	285,649	*
United Online Inc.	222,324	1,209,443
ValueClick Inc.	42,600	693,954	*
Total Internet Software & Services		3,474,317
IT Services — 2.6%
Acxiom Corp.	68,216	832,917	*
CACI International Inc., Class A Shares	25,900	1,448,328	*
Ciber Inc.	220,700	851,902	*
Convergys Corp.	21,395	273,214	*
CSG Systems International Inc.	84,840	1,247,997	*

See Notes to Financial Statements.

20	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
IT Services — continued
Global Cash Access Inc.	118,380	$526,791	*
ManTech International Corp., Class A Shares	9,200	287,408
TNS Inc.	7,900	139,988	*
VeriFone Holdings Inc.	12,600	447,552	*
Virtusa Corp.	12,000	173,760	*
Total IT Services		6,229,857
Semiconductors & Semiconductor Equipment — 3.6%
Amkor Technology Inc.	75,800	330,488	*
Amtech Systems Inc.	44,200	376,142	*
Applied Micro Circuits Corp.	21,452	144,157	*
Cirrus Logic Inc.	32,600	516,710	*
Diodes Inc.	33,800	719,940	*
DSP Group Inc.	25,400	132,334	*
Integrated Device Technology Inc.	210,435	1,148,975	*
Integrated Silicon Solutions Inc.	90,400	826,256	*
IXYS Corp.	10,900	118,047	*
Kopin Corp.	69,600	270,048	*
Kulicke & Soffa Industries Inc.	75,200	695,600	*
Microsemi Corp.	33,700	564,475	*
Photronics Inc.	247,700	1,506,016	*
RF Micro Devices Inc.	82,600	446,040	*
Sigma Designs Inc.	78,083	468,498	*
Standard Microsystems Corp.	6,600	170,082	*
Tessera Technologies Inc.	18,150	304,013	*
Total Semiconductors & Semiconductor Equipment		8,737,821
Software — 3.5%
ACI Worldwide Inc.	36,190	1,036,482	*
Actuate Corp.	82,500	483,450	*
Blackbaud Inc.	5,300	146,810
EPIQ Systems Inc.	18,140	218,043
Fair Isaac Corp.	13,200	473,088
Magma Design Automation Inc.	65,850	472,803	*
Net 1 UEPS Technologies Inc.	44,910	344,460	*
Pegasystems Inc.	3,406	100,136
Progress Software Corp.	73,773	1,427,507	*
Quest Software Inc.	42,750	795,150	*
Smith Micro Software Inc.	62,337	70,441	*
Take-Two Interactive Software Inc.	94,400	1,279,120	*

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	21

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Software — continued
Telecommunication Systems Inc., Class A Shares	26,507	$62,291	*
Verint Systems Inc.	7,800	214,812	*
Websense Inc.	75,100	1,406,623	*
Total Software		8,531,216
Total Information Technology		39,413,763
Materials — 6.2%
Chemicals — 3.2%
Hawkins Inc.	4,720	173,979
Innophos Holdings Inc.	59,910	2,909,230
Koppers Holdings Inc.	25,123	863,226
Omnova Solutions Inc.	130,962	603,735	*
PolyOne Corp.	101,850	1,176,367
Spartech Corp.	19,900	94,127	*
TPC Group Inc.	14,800	345,284	*
W.R. Grace and Co.	32,850	1,508,472	*
Westlake Chemical Corp.	7,800	313,872
Total Chemicals		7,988,292
Containers & Packaging — 0.2%
Rock-Tenn Co., Class A Shares	9,350	539,495
Metals & Mining — 2.1%
Century Aluminum Co.	36,750	312,743	*
Coeur d’Alene Mines Corp.	55,700	1,344,598	*
Handy & Harman Ltd.	11,000	108,900	*
Hecla Mining Co.	146,700	767,241
Jaguar Mining Inc.	81,400	519,332	*
Noranda Aluminium Holding Corp.	54,720	451,440
Olympic Steel Inc.	16,100	375,452
Thompson Creek Metals Co. Inc.	65,600	456,576	*
Worthington Industries Inc.	46,000	753,480
Total Metals & Mining		5,089,762
Paper & Forest Products — 0.7%
Buckeye Technologies Inc.	21,400	715,616
Domtar Corp.	5,800	463,768
Neenah Paper Inc.	20,973	468,117
Total Paper & Forest Products		1,647,501
Total Materials		15,265,050
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.4%
General Communication Inc., Class A Shares	11,800	115,522	*

See Notes to Financial Statements.

22	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Diversified Telecommunication Services — continued
HickoryTech Corp.	2,300	$25,484
Vonage Holdings Corp.	314,520	770,574	*
Total Diversified Telecommunication Services		911,580
Wireless Telecommunication Services — 0.3%
USA Mobility Inc.	49,600	687,952
Total Telecommunication Services		1,599,532
Utilities — 3.5%
Electric Utilities — 1.4%
El Paso Electric Co.	44,250	1,532,820
Portland General Electric Co.	44,900	1,135,521
Unisource Energy Corp.	16,950	625,794
Total Electric Utilities		3,294,135
Gas Utilities — 0.7%
Piedmont Natural Gas Co. Inc.	16,984	577,116
Southwest Gas Corp.	26,200	1,113,238
Total Gas Utilities		1,690,354
Multi-Utilities — 1.4%
Avista Corp.	57,950	1,492,213
NorthWestern Corp.	55,150	1,973,818
Total Multi-Utilities		3,466,031
Total Utilities		8,450,520
Total Investments — 99.2% (Cost — $224,201,134#)		242,792,270
Other Assets in Excess of Liabilities — 0.8%		2,081,224
Total Net Assets — 100.0%		$244,873,494

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $224,616,921.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	23

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $224,201,134)	$242,792,270
Cash	1,151,984
Receivable for Fund shares sold	653,923
Dividends receivable	468,644
Receivable for securities sold	428,166
Prepaid expenses	32,653
Total Assets	245,527,640

Liabilities:
Payable for securities purchased	286,993
Investment management fee payable	146,301
Payable for Fund shares repurchased	22,279
Service and/or distribution fees payable	8,512
Directors’ fees payable	5,155
Accrued expenses	184,906
Total Liabilities	654,146
Total Net Assets	$244,873,494

Net Assets:
Par value (Note 7)	$25,858
Paid-in capital in excess of par value	246,115,714
Undistributed net investment income	624,720
Accumulated net realized loss on investments	(20,483,934)
Net unrealized appreciation on investments	18,591,136
Total Net Assets	$244,873,494

Shares Outstanding:
Class A	1,909,498
Class C	573,282
Class FI	80,486
Class I	23,295,028

Net Asset Value:
Class A	$9.50
Class C1	$9.30
Class FI	$9.27
Class I	$9.47
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.08

[1]	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Statement of operations

For the Year ended December 31, 2011

Investment Income:
Dividends	$3,342,097
Interest	5,616
Total Investment Income	3,347,713

Expenses:
Investment management fee (Note 2)	1,841,095
Transfer agent fees (Note 5)	299,309
Service and/or distribution fees (Notes 2 and 5)	111,389
Directors’ fees	74,271
Fees recaptured by investment manager (Note 2)	71,241
Registration fees	49,990
Shareholder reports	44,000
Fund accounting fees	37,204
Audit and tax	35,681
Legal fees	10,178
Insurance	6,395
Custody fees	4,964
Miscellaneous expenses	12,958
Total Expenses	2,598,675
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,410)
Net Expenses	2,596,265
Net Investment Income	751,448

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	30,137,964
Change in Net Unrealized Appreciation (Depreciation) From Investments	(36,465,973)
Net Loss on Investments	(6,328,009)
Decrease in Net Assets From Operations	$(5,576,561)

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	25

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$751,448	$412,022
Net realized gain	30,137,964	20,850,818
Change in net unrealized appreciation (depreciation)	(36,465,973)	36,637,207
Proceeds from settlement of a regulatory matter	—	125,975	†
Increase (Decrease) in Net Assets From Operations	(5,576,561)	58,026,022

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(172,542)	(1,620,030)
Decrease in Net Assets From Distributions to Shareholders	(172,542)	(1,620,030)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	29,284,838	19,460,749
Reinvestment of distributions	172,079	1,619,734
Cost of shares repurchased	(42,604,644)	(25,295,340)
Decrease in Net Assets From Fund Share Transactions	(13,147,727)	(4,214,857)
Increase (Decrease) in Net Assets	(18,896,830)	52,191,135

Net Assets:
Beginning of year	263,770,324	211,579,189
End of year*	$244,873,494	$263,770,324
* Includes undistributed net investment income of:	$624,720	$45,814

†	The Fund received $96,776 and $29,199 for Class A and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

26	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011	2010		2009[2]

Net asset value, beginning of year	$9.74	$7.59		$5.53

Income (loss) from operations:
Net investment income (loss)	0.01	(0.01)		0.01
Net realized and unrealized gain (loss)	(0.24)	2.12		2.05
Proceeds from settlement of a regulatory matter	—	0.04		—
Total income (loss) from operations	(0.23)	2.15		2.06

Less distributions from:
Net investment income	(0.01)	(0.00)	[3]	—
Total distributions	(0.01)	(0.00)	[3]	—

Net asset value, end of year	$9.50	$9.74		$7.59
Total return[4]	(2.40)%	28.39%[5]		37.25%

Net assets, end of year (000s)	$18,142	$20,994		$18,657

Ratios to average net assets:
Gross expenses	1.23%[6]	1.38%		1.36%[7,8]
Net expenses[9]	1.23 [6,10]	1.33	[10,11]	1.36 [7,8]
Net investment income (loss)	0.03	(0.14)		0.23 [7]

Portfolio turnover rate	49%	41%		52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.86%. Class A received $96,776 related to this distribution.

[6]	Reflects recapture of fees waived/expenses reimbursed from prior fiscal years.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.36%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	27

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$9.61	$7.54	$5.53

Income (loss) from operations:
Net investment loss	(0.07)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(0.23)	2.10	2.04
Proceeds from settlement of a regulatory matter	—	0.04	—
Total income (loss) from operations	(0.30)	2.07	2.01

Less distributions from:
Net investment income	(0.01)	—	—
Total distributions	(0.01)	—	—

Net asset value, end of year	$9.30	$9.61	$7.54
Total return[3]	(3.16)%	27.45%[4]	36.35%

Net assets, end of year (000s)	$5,330	$6,032	$5,521

Ratios to average net assets:
Gross expenses	2.08%[5]	2.19%	2.14%[6,7]
Net expenses[8]	2.05 [5,9,10]	2.09 [9,10]	2.14 [6,7]
Net investment loss	(0.78)	(0.90)	(0.56) [6]

Portfolio turnover rate	49%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 26.92%. Class C received $29,199 related to this distribution.

[5]	Reflects recapture of fees waived/expenses reimbursed from prior fiscal years.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.14%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011	2010	2009	2008	2007[3]	2007[4]

Net asset value, beginning of year	$9.51	$7.45	$5.83	$9.43	$11.33	$12.32

Income (loss) from operations:
Net investment income (loss)	(0.00) [5]	(0.01)	0.02	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(0.23)	2.09	1.60	(3.52)	(0.39)	0.04
Total income (loss) from operations	(0.23)	2.08	1.62	(3.53)	(0.40)	0.02

Less distributions from:
Net investment income	(0.01)	(0.02)	—	(0.07)	(1.50)	(1.01)
Total distributions	(0.01)	(0.02)	—	(0.07)	(1.50)	(1.01)

Net asset value, end of year	$9.27	$9.51	$7.45	$5.83	$9.43	$11.33
Total return[6]	(2.46)%	27.93%	27.79%	(37.72)%	(3.91)%[7]	0.43%

Net assets, end of year (000s)	$746	$747	$600	$418	$555	$673

Ratios to average net assets:
Gross expenses	1.37%[8]	1.51%	1.42%[9]	1.34%	2.12%[10]	1.30%
Net expenses[11,12]	1.30 [8,13]	1.27 [13,14]	1.20 [9,14]	1.19	1.20 [10]	1.20
Net investment income (loss)	(0.02)	(0.07)	0.36	(0.08)	(0.13) [10]	(0.20)

Portfolio turnover rate	49%	41%	52%	93%	47%[7]	85%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2007 to December 31, 2007.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Not annualized.

[8]	Reflects recapture of fees waived/expenses reimbursed from prior fiscal years.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.18%, respectively.

[10]	Annualized.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[14]

As a result of a contractual expense limitation, until April 30, 2010 the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.20%.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	29

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009	2008	2007[3]	2007[4]

Net asset value, beginning of year	$9.68	$7.61	$5.95	$9.60	$11.48	$12.43

Income (loss) from operations:
Net investment income	0.04	0.02	0.04	0.02	0.02	0.02
Net realized and unrealized gain (loss)	(0.24)	2.12	1.63	(3.59)	(0.39)	0.05
Total income (loss) from operations	(0.20)	2.14	1.67	(3.57)	(0.37)	0.07

Less distributions from:
Net investment income	(0.01)	(0.07)	(0.01)	(0.01)	(0.01)	(0.01)
Net realized gains	—	—	—	(0.07)	(1.50)	(1.01)
Total distributions	(0.01)	(0.07)	(0.01)	(0.08)	(1.51)	(1.02)

Net asset value, end of year	$9.47	$9.68	$7.61	$5.95	$9.60	$11.48
Total return[5]	(2.11)%	28.19%	28.16%	(37.49)%	(3.58)%[6]	0.88%

Net assets, end of year (000s)	$220,655	$235,997	$186,801	$164,591	$359,703	$556,288

Ratios to average net assets:
Gross expenses	0.94%[7]	0.96%[7]	0.93%[8]	0.84%	0.79%[9]	0.79%
Net expenses[10]	0.94 [7,11]	0.96 [7,11,12]	0.89 [8,12,13]	0.84	0.79 [9]	0.79
Net investment income	0.33	0.25	0.65	0.22	0.28 [9]	0.17

Portfolio turnover rate	49%	41%	52%	93%	47%[6]	85%

[1]	On October 5, 2009, Institutional Class shares were renamed as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2007 to December 31, 2007.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Not annualized.

[7]	Reflects recapture of fees waived/expenses reimbursed from prior fiscal years.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91% and 0.87%, respectively.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[12]

As a result of contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.95%.

[13]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Charles Street Trust, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	31

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$242,792,270	—	—	$242,792,270
†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions

32	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Redemption fee. The Fund imposed a 2% redemption fee on certain redemptions, including exchanges, of Fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is payable to the Fund.

Effective October 1, 2011, the 2% redemption fee accessed on redemptions and exchange within 60 days of subscription was eliminated.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	33

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s investment adviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA will pay Batterymarch the entire management fee it received from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, FI and I shares did not exceed 1.30%, 2.05%, 1.30% and 1.00%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $2,410.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at December 31, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I
Expires December 31, 2012	—	—	$1,100	—
Expires December 31, 2013	—	$2,545	1,567	—
Expires December 31, 2014	—	1,840	570	—
Fee waivers/expense reimbursement subject to recapture	—	$4,385	$3,237	—

For the year ended December 31, 2011, LMPFA recaptured $8,104, $3,092, $89 and $59,956 for Class A, Class C, Class FI and Class I shares, respectively.

34	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$126,975,470
Sales	137,154,459

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$48,377,391
Gross unrealized depreciation	(30,202,042)
Net unrealized appreciation	$18,175,349

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	35

The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. The Rule 12b-1 plan for Class FI provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’s average net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$50,416	$27,324
Class C	59,020	13,203
Class FI	1,953	2,399
Class I	—	256,383
Total	$111,389	$299,309

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$1,840
Class FI	570
Class I	—
Total	$2,410

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$13,207	$8,967
Class C	3,977	—
Class FI	527	1,413
Class I	154,831	1,609,650
Total	$172,542	$1,620,030

7. Capital shares

At December 31, 2011, there were 500 million shares authorized at $0.001 par value for each of the Class A, Class C, Class FI and Class I shares of the Fund. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

36	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	130,844	$1,334,963	117,879	$949,669
Shares issued on reinvestment	1,278	12,758	1,069	8,671
Shares repurchased	(377,469)	(3,757,834)	(421,719)	(3,441,761)
Net decrease	(245,347)	$(2,410,113)	(302,771)	$(2,483,421)

Class C
Shares sold	46,111	$460,495	31,470	$269,707
Shares issued on reinvestment	403	3,963	—	—
Shares repurchased	(100,841)	(965,152)	(136,001)	(1,110,893)
Net decrease	(54,327)	$(500,694)	(104,531)	$(841,186)

Class FI
Shares sold	7,514	$73,207	6,871	$52,824
Shares issued on reinvestment	55	527	179	1,413
Shares repurchased	(5,589)	(53,806)	(9,066)	(70,699)
Net increase (decrease)	1,980	$19,928	(2,016)	$(16,462)

Class I
Shares sold	2,747,541	$27,416,173	2,166,768	$18,188,549
Shares issued on reinvestment	15,577	154,831	186,776	1,609,650
Shares repurchased	(3,837,362)	(37,827,852)	(2,538,670)	(20,671,987)
Net decrease	(1,074,244)	$(10,256,848)	(185,126)	$(873,788)

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2011.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$172,542	$1,620,030

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report	37

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$711,828
Capital loss carryforward*	(20,068,147)
Other book/tax temporary differences(a)	(87,108)
Unrealized appreciation (depreciation)(b)	18,175,349
Total accumulated earnings (losses)—net	$(1,268,078)

*	During the taxable year ended December 31, 2011, the Fund utilized $ 29,970,619 of its capital loss carryforward available from prior years. As of December 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2015	$(1,127,706)
12/31/2016	(3,766,924)
12/31/2017	(15,173,517)
$(20,068,147)

These amounts will be available to offset any future taxable capital gains.

In addition, $4,894,630 of the Fund's capital loss carryforward is subject to an annual limitation of $978,926 due to a prior year reorganization.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses and book/tax differences in the treatment of distributions from real estate investment trusts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

38	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2011 Annual Report

Report of independent registered public

accounting firm

To the Board of Directors of Legg Mason Charles Street Trust, Inc. and to the Shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (one of the Portfolios comprising Legg Mason Charles Street Trust, Inc., the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	39

Board approval of investment management and advisory agreements (unaudited)

At its November 2011 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Batterymarch Financial Management, Inc. (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 12, 2011, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 16, 2011.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible

40	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the recent favorable performance of the Fund, placing the Fund in the first and third quintiles for the 1 and 3 year periods ended June 30, 2011, respectively, and noted the underperformance during the longer term periods of 5 and 10 years ended June 30, 2011, placing the Fund in the fourth quintile. The Board considered the analysis provided by the Adviser of the reasons for the underperformance of its stock selection model during specific periods, noting that underperformance was concentrated in periods involving market extremes. The Board noted that the changes implemented by the Adviser have produced improved performance. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers,

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	41

including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were less than average (first quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2011, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

42	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Directors is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	43

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

44	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	45

Interested Directors[3]
Mark R. Fetting
Year of birth	1954
Position(s) with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 161 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	President and Director
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)
Number of funds in fund complex overseen by Director	161
Other directorships held by Director during past five years	None

46	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Fund	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	47

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly, Assistant Vice President of Legg Mason & Co (2008 to 2011); Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

48	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	6/14/2011
Payable date:	6/15/2011
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Batterymarch

U.S. Small Capitalization Equity Portfolio

Directors

Mark R. Fetting Chairman

R. Jay Gerken President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

The Fund is a separate investment series of Legg Mason Charles Street Trust, Inc.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LEGG MASON CHARLES STREET TRUST, INC.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason BW Global Opportunities Bond Fund

LEGG MASON GLOBAL TRUST, INC.

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Batterymarch International Equity Trust

SUPPLEMENT DATED FEBRUARY 24, 2012

TO EACH FUND’S PROSPECTUS, DATED MAY 1, 2011

The following information supplements each fund’s Prospectus:

On February 23, 2012, the Boards of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio and Legg Mason BW Global Opportunities Bond Fund (each a series of Legg Mason Charles Street Trust, Inc.) and of Legg Mason Batterymarch International Equity Trust and Legg Mason Batterymarch Emerging Markets Trust (each a series of Legg Mason Global Trust, Inc.) (each a “Fund”) approved an Agreement and Plan of Reorganization pursuant to which each Fund would be reorganized as new series (each a “New Fund”) of a Maryland statutory trust, Legg Mason Global Asset Management Trust (“LMGAMT”). Currently, the Funds are organized as series of Maryland corporations.

The Declaration of Trust (“Declaration”) for LMGAMT provides flexibility to the trustees in the conduct of LMGAMT’s business and in the governance of LMGAMT and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit LMGAMT to operate efficiently and in a cost effective manner. Currently, each corporation has its own governing documents, and the terms of these documents vary in some respects. Adopting a single form of organizational structure with a single form of trust document is expected to simplify the administration and oversight of the Funds as each of the New Funds would operate under the same declaration of trust, with the further expectation that the resulting efficiencies will save shareholders money.

Description of the Reorganizations

The reorganizations will be shell reorganizations and will therefore not result in the combination of assets of any Fund with any other fund. After the reorganizations, shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the reorganizations. Immediately after the reorganizations, each New Fund will have the same portfolio management team, investment objective, strategies, policies and

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

restrictions, the same class structure and fees, and the same Board members and officers as its predecessor Fund. The New Funds will have management agreements, distribution plans, distribution agreements, other service agreements, and policies and procedures identical to those of the corresponding Fund. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations.

Summary of the Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization contemplates the transfer of all of the assets of each Fund to the corresponding New Fund in exchange solely for the New Fund’s assumption of all of the liabilities of the corresponding Fund and shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund. Under the Agreement and Plan of Reorganization, the Fund would then distribute those New Fund shares to its shareholders, so that each shareholder’s account in the New Fund has the same value immediately after the reorganization as did that shareholder’s account in the Fund immediately before the reorganization. Shareholders of the Fund would receive the same class of shares of the New Fund as they owned in the Fund.

Tax Information

Legg Mason expects the reorganization to qualify as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither the Funds nor their shareholders would recognize gain or loss as a direct result of the reorganization and that the aggregate tax basis in the New Fund shares received by each Fund shareholder would be the same as the shareholder’s aggregate tax basis in the Fund shares. You should talk to your tax advisor about any state, local and other tax consequences of your Fund’s reorganization.

Timing and Costs

It is anticipated that the reorganization of each Fund will occur on or about April 30, 2012. The costs of the reorganizations will be Fund expenses. For Funds or classes that have expense caps in place, any amounts that exceed existing expense caps will be borne by Legg Mason.

Differences in Shareholder Rights

The reorganization will result in changes to fund governance both as a result of the change in governing law from the Maryland General Corporate Law (“MGCL”) to the Maryland Statutory Trust Act and as a result of differences

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

between the charters of the Funds and the Declaration of the New Funds. A list of significant changes to fund governance as a result of the reorganizations follows:

•

Voting Power.  The Articles of Incorporation of each Fund currently grant each share of stock one vote. The Declaration provides each share of stock with the number of votes equal to the net asset value of the share, expressed in dollars. This could alter the relative voting power for shareholders of different series in fund-wide or Trust-wide votes (such as a vote to elect trustees) as there are differences in the net asset value per share between classes and between funds.

•

Written Consent of Shareholders.  For a Fund to take action by written consent of its shareholders, the MGCL requires unanimous consent of the shareholders (except that in the election of directors, the approval of the votes that would be required in a normal shareholder vote are sufficient). Under the Declaration, action may be taken by written consent for any matter with the approval of the same number of votes that would be required at a shareholder meeting.

•

Charter Amendments.  Under each Fund’s Articles of Incorporation and the MGCL, charter amendments must generally be approved by a majority of shareholders. Amendments to the Declaration require only Board approval. The Funds and the New Funds must nevertheless comply with the 1940 Act, which sets out certain standards of corporate governance, including requirements relating to capital structure, matters on which shareholders have a right to vote, board composition and operating policies. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders.

•

Removal of a Director.  Under the MGCL, shareholders of each Fund may remove a director with a majority vote. Under the Declaration, shareholders can remove a trustee only with approval of 2/3 of the voting power.

•

Redemption of Shares by a Fund.  The Articles of Incorporation of each Fund state that a Fund can redeem all the shares that a shareholder owns if the aggregate net asset value of the shareholder’s shares have fallen below a minimum dollar amount set by the Board. The Declaration would allow the New Funds to redeem some or all of the shares of a shareholder for any reason, including to pay small account fees. The Declaration also provides that the New Trust may involuntarily redeem a shareholder’s shares upon

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the New Trust with identification or if the New Trust is unable to verify the information received from the shareholder. The trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

•

Derivative Actions.  There are no provisions relating to shareholder derivative actions in the Funds’ Articles of Incorporation. Under Maryland law, the MGCL and applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions. The Declaration provides a detailed process for the bringing of derivative actions in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the New Funds’ or their shareholders as a result of spurious demands and derivative actions. A plaintiff may be responsible for a Fund’s costs related to litigation brought in violation of these provisions.

•

Ability to Inspect Books and Records.  Under the MGCL, each Fund is required to permit 5% shareholders to inspect the Fund’s books of account and stock ledger. The Declaration allows shareholders to inspect the records, documents, accounts and books only with the trustees’ approval.

*        *        *         *        *

This supplement should be retained with your Prospectus for future reference.

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

LMFX014307

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 2/12 SR12-1601

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,412 in December 31, 2010 and $67,736 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Charles Street Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Charles Street Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,400 in December 31, 2010 and $8,200 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Charles Street Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Charles Street Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Charles Street Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Charles Street Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Charles Street Trust, Inc. during the reporting period were $0 in December 31, 2011.

(h) Yes. Legg Mason Charles Street Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Charles Street Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Legg Mason Charles Street Trust, Inc.

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Legg Mason Charles Street Trust, Inc.

Date:	February 28, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Charles Street Trust, Inc.

Date:	February 28, 2012